UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  May 10, 2017

Southside Bancshares, Inc.
(Exact name of registrant as specified in its charter)

Texas	0-12247	75-1848732
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1201 S. Beckham, Tyler, Texas	75701
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (903) 531-7111

NA
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under Securities Act (17 CFR 230-425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

At the 2017 annual meeting of shareholders of Southside Bancshares, Inc. (the “Company”) held on May 10, 2017, the shareholders of the Company approved the Southside Bancshares, Inc. 2017 Incentive Plan (the “2017 Incentive Plan”). A total of 2,000,000 shares of the Company’s common stock are reserved and available for issuance pursuant to awards granted under the 2017 Incentive Plan, plus a number of additional shares (not to exceed 400,000) underlying awards outstanding as of May 10, 2017 under the Company’s 2009 Incentive Plan that thereafter terminate or expire unexercised, or are cancelled, forfeited or lapse for any reason. A description of the material terms of the 2017 Incentive Plan was included in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 22, 2017, as supplemented by the definitive additional materials filed on April 21, 2017, and is incorporated herein by reference. A copy of the 2017 Incentive Plan is attached as Exhibit 99.1 hereto and is hereby incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The 2017 annual meeting of shareholders of the Company was held on May 10, 2017 in Tyler, Texas.  Five directors were elected for a term of three years, one director was elected for a term of two years, and one director was elected for a term of one year.

The shareholders adopted, on a non-binding, advisory basis, a proposal approving the compensation of the Company’s named executive officers (“Say-on-Pay”).

Furthermore, the Company’s shareholders selected, on a non-binding, advisory basis, an annual vote for the frequency at which the Company should include a Say-on-Pay vote in its proxy statement for shareholder consideration ("Frequency of Say-on-Pay"). In light of this result and other factors considered by the Board, the Board has determined that the Company will hold Say-on-Pay votes every year. As a result, the next Say-on-Pay vote is scheduled to be held at the Company’s 2018 annual meeting of shareholders.

The shareholders also approved the 2017 Incentive Plan.

The appointment of Ernst & Young LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2017, was ratified.
The final voting results are set forth below:

1. Election of Directors
	Shares Voted
Nominees for Director for a term expiring at the 2020 Annual Meeting	For	Withheld	Broker Non Votes
Lawrence Anderson, M.D.	17,976,568	382,220	6,087,972
Melvin B. Lovelady, CPA	18,041,843	316,945	6,087,972
John Sammons	18,128,944	229,844	6,087,972
William Sheehy	18,069,237	289,551	6,087,972
Preston L. Smith	18,168,824	189,964	6,087,972

Nominee for Director for a term expiring at the 2019 Annual Meeting	For	Withheld	Broker Non Votes
Michael Bosworth	18,195,948	162,840	6,087,972

Nominee for Director for a term expiring at the 2018 Annual Meeting	For	Withheld	Broker Non Votes
Tony Morgan, CPA	18,212,252	146,536	6,087,972

		For	Against	Abstain	Broker Non Votes
2. Say-on-Pay		17,777,656	372,159	208,973	6,087,972

	3 Years	2 Years	1 Year	Abstain	Broker Non Votes
3. Frequency of Say-on-Pay	4,379,830	186,701	12,327,068	1,465,189	6,087,972

		For	Against	Abstain	Broker Non Votes
4. 2017 Incentive Plan		15,876,480	1,035,144	1,447,164	6,087,972

			For	Against	Abstain
5. Ratification of Independent Auditors			24,357,226	46,257	43,277

			Outstanding	# Voted	% Voted
At Date of Record			28,586,916	24,446,760	85.52

Item 9.01 Financial Statements and Exhibits.
(d)    The following document is filed as an exhibit to this Current Report on Form 8-K:

Exhibit Number	Description of Exhibit

10.1	Southside Bancshares, Inc. 2017 Incentive Plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Southside Bancshares, Inc.

Date: May 12, 2017	By:	/s/ Julie N. Shamburger
Julie N. Shamburger
Executive Vice President and Chief Financial Officer